EXHIBIT 10.63

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of March 30, 2004, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Guaranty Agreement (as defined below), each of the Lenders signatory hereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

RECITALS:

A.                                   The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Credit Agreement” and as amended by and together with this Second Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, the “Amended Agreement”).

B.                                     The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Guaranty Agreement”).

C.                                     The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01                                      Amendments to Credit Agreement.

(a)                                  Amendment to Section 3.5.  Section 3.5(b) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

(b)                                 Repayments from proceeds of any asset disposition shall be applied as follows:  first, to accrued interest with respect to the Revolving Loans, second, to pay the principal of the Revolving Loans, third, to cash collateralize outstanding Letters of Credit, fourth, to Obligations in respect of the Canadian Facility Guaranty, fifth, to repay any other outstanding Obligations, and sixth, to the Borrower or otherwise as directed by a court of competent jurisdiction.

(b)                                 Amendments to Section 3.8.  (i) The second sentence of Section 3.8 of the Credit Agreement is hereby amended by (A) deleting the word “seventh” and inserting the word “eighth” in lieu thereof, (B) adding the following clause immediately before the clause now beginning “and eighth”:

seventh, to the payment of Obligations in respect of the Canadian Facility Guaranty;

(ii)                                  The second sentence of Section 3.8 of the Credit Agreement is further amended by deleting clause (i) to the proviso therein in its entirety and substituting the following in lieu thereof:

(i) if any Lender (or its Affiliate) other than the Bank (or its Affiliates) provides Hedge Agreements to a Credit Party, such Lender shall report to the Agent the current exposure of the Credit Parties to such Lender under such Hedge Agreement (and any increase in such exposure since the last report) on a monthly basis (or less frequently as may be agreed by the Administrative Agent in writing from time to time) and whenever requested by the Agent, and

(c)                                  Amendments to Section 7.12.  Section 7.12 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (d) thereof, (ii) deleting the period at the end of clause (e) thereof and adding “; and” in lieu thereof and (iii) adding the following clause (f) immediately after clause (e) thereof:

(f) the Canadian Facility Guaranty.

(d)                                 Amendments to Section 9.1.

(i)                                     Section 9.1 of the Credit Agreement is hereby amended by deleting clause (q) in its entirety and the following is hereby substituted in lieu thereof:

(q) any failure by the Borrower to make any payment pursuant to the Canadian Facility Guaranty within five (5) Business Days of the demand therefor; or

(r) any event not described in clauses (a) through (q) above has occurred and is continuing which has had or would have a Material Adverse Effect.

(e)                                  Amendment to Section 9.2.  Section 9.2(a)(B) of the Credit Agreement is hereby amended by adding the parenthetical “(other than Obligations arising under the Canadian Facility Guaranty)” immediately after the word “Obligations” in the first line thereof.

(f)                                    Amendment to Section 12.17.  The last sentence of Section 12.17 of the Credit Agreement is hereby amended by inserting the phrase “Canadian Facility Guaranty” between the words “Hedge Agreements,” and “Bank Products” in the second line thereof.

(g)                                 Amendments to Annex A to the Credit Agreement.

(i)                                     The following definitions are hereby added to Annex A to the Credit Agreement in appropriate alphabetical order:

“Canadian Facility Guaranty” means the Guaranty Agreement, dated as of March 30, 2004 by the Borrower in favor of Bank of America, N.A., in respect of the Cdn $13,000,000 credit facility provided to Spherion Canada by Bank of America, N.A.

“Canadian Loan Agreement” means the Loan Agreement, dated as of March 30, 2004 between Spherion Canada, as borrower, Bank of America, N.A. (acting through its Canada branch), as a lender and as agent and the subsidiary guarantors party thereto.

“Spherion Canada” means 6063721 Canada, Inc., a Canadian corporation and wholly-owned subsidiary of the Borrower.

(ii)                                  The definition of “Loan Documents” set forth in Annex A to the Credit Agreement is hereby amended by adding at the end thereof, the following:

; provided, however, Loan Documents shall not include the Canadian Facility Guaranty or any document giving rise to any obligation thereunder.

(iii)                               The second sentence of the definition of “Obligations” set forth in Annex A to the Credit Agreement is hereby amended by (A) deleting the “and” at the end of clause (a) thereof and adding a comma in lieu thereof, (B) deleting the period at the end of clause (b) thereof and adding “and” in lieu thereof and (C) adding the following clause (c) immediately after clause (b) thereof:

(c) all debts, liabilities and obligations now or hereafter arising from or in connection with the Canadian Facility Guaranty; provided, however, such debts, liabilities and obligations shall be considered Obligations hereunder only for purposes of enforcement, security and collection and the amount of all such Obligations under this clause (c) shall be determined solely by reference to the Canadian Loan Agreement and all documents related thereto.

(iv)                              The definition of “Permitted Intercompany Advances” set forth in Annex A to the Credit Agreement is hereby amended by (A) deleting the period at the end of clause (b) thereof and adding “or” in lieu thereof and (B) adding the following clause (c) immediately after clause (b) thereof:

(c) to fund payments made in respect of the Canadian Facility Guaranty.

SECTION 1.02                                      Representations and Warranties.  The Borrower hereby represents and warrants to each Lender and the Agent, on the Second Amendment Effective Date (as hereinafter defined), as follows:

(a)                                  After giving effect to this amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, in each other Loan Document and in the Canadian Facility Guaranty, are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date with the same effect as if made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

(b)                                 Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

(c)                                  The execution, delivery and performance by the Borrower and each other Credit Party of this Second Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement, the other Loan Documents or the Canadian Facility Guaranty.

(d)                                 This Second Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)                                  The execution, delivery and performance by the Borrower and each other Credit Party of this Second Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

SECTION 1.03                                      Effectiveness.  This Second Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Second Amendment Effective Date”):

(a)                                  The Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Agent and the Majority Lenders.

(b)                                 The Agent and the Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.02 of this Second Amendment are true and correct on and as of the Second Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Second Amendment Effective Date.

(c)                                  The Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.04 of this Second Amendment.

(d)                                 The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Second Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.  All corporate proceedings taken or to be taken in connection with this Second Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

SECTION 1.04                                      Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Second Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

SECTION 1.05                                      Cross-References.  References in this Second Amendment to any Section are, unless otherwise specified, to such Section of this Second Amendment.

SECTION 1.06                                      Instrument Pursuant to Credit Agreement.  This Second Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.07                                      Further Acts.  Each of the parties to this Second Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Second Amendment.

SECTION 1.08                                      Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)                                  THIS SECOND AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS SECOND AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECOND AMENDMENT OR ANY DOCUMENT RELATED HERETO.  NOTWITHSTANDING THE FOREGOING:  (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)                                  THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)                                 THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SECOND AMENDMENT, THE

OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SECOND AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 1.09                                      Counterparts.  This Second Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.10                                      Severability.  In case any provision in or obligation under this Second Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.11                                      Benefit of Agreement.  This Second Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.12                                      Integration.  This Second Amendment represents the agreement of the Borrower, the Guarantors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.13                                      Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.  Each Guarantor ratifies and confirms the Facility Guaranty as in full force and effect after giving effect to this Second Amendment.

SECTION 1.14                                      Loan Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GUARANTORS:

SPHERION CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Senior Vice President and CFO

SPHERION ASSESSMENT INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC ENTERPRISES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC RESOURCES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC WORKFORCE LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION (EUROPE) INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION FINANCIAL CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC ENTERPRISES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC RESOURCES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC WORKFORCE LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION U.S. INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORCROSS TELESERVICES L.P.
By: Norcross Holdings, LLC, its general partner

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL TEMPORARY SERVICES, INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL RESOURCES CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Mark Herdman
Name: Mark Herdman
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Herdman
Name: Mark Herdman
Title: Vice President

JP MORGAN CHASE BANK

By:	/s/ Dale A. Pensgen
Name: Dale A. Pensgen
Title: Vice President

THE CIT GROUP/ BUSINESS CREDIT, INC.

By:	/s/ Arthur R. Cordwell Jr.
Name: Arthur R. Cordwell Jr.
Title: Vice President

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Scwartz
Name: Jimmy Schwartz
Title: Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Lan Wong
Name: Lan Wong
Title: Vice President

LASALLE BUSINESS CREDIT, LLC, as Agent on behalf of Standard Federal Bank National Association

By:	/s/ Steve Janson
Name: Steve Janson
Title: Vice President